PROVISIONS	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
PROVISIONS
PROVISIONS

	December 31, 2017		December 31, 2016
	Current	Non-current	Current	Non-current
	$	$	$	$
Moratorium (1)	9,085	36,952	67,130	—
Restructuring provision (2)	—	—	7,329	—
Close down and restoration provision (3)	978	57,352	8,347	55,562
Other provisions	1,250	—	—	—
	11,313	94,304	82,806	55,562

(1)
We entered into a fiscal stability agreement with the Federal Government of Argentina in 1998 for production from the Puna Operations. In December 2007, the National Customs Authority of Argentina (Dirección Nacional de Aduanas) ("Customs") levied an export duty of approximately 10% from concentrate for projects with fiscal stability agreements pre-dating 2002 and Customs had asserted that the Puna Operations was subject to this duty. We had previously challenged the legality of the export duty applied to silver concentrate.

On March 31, 2017, we entered into the tax moratorium system in Argentina to resolve the export duty dispute. Under the conditions of the moratorium, which converted the export duty liability to ARS, we agreed to pay ARS 1,057,444,000 ($68,621,000 undiscounted) with a 5% down payment initially and the balance in installments over 60 months. Outstanding ARS amounts are subject to interest at a minimum rate of 1.5% per month.

With our entry into the tax moratorium for resolution of our export duty dispute, we are no longer challenging the legality of the application of the export duty other than with respect to our right for reimbursement of the $6,646,000 of export duty that we paid. At December 31, 2016 we had accrued a provision for $67,130,000 for unpaid duties but had not accrued for potential interest and penalties.

Entering the tax moratorium resolved the existing liability, and we recognized the new ARS liability at estimated net present value of future cash outflows by discounting expected future payments using a discount rate of approximately 20% per annum over the 60-month period. We paid 5%, or $3,431,000, when entering the moratorium on March 31, 2017 and recognized the reduction in the liability of $4,303,000 as a reduction to cost of sales. We subsequently paid principal and interest of $13,455,000 under the moratorium and recognized interest expense of $7,616,000 in the period from March 31, 2017 to December 31, 2017.

(2)
As at December 31, 2016, we provided for various employee termination benefits as a result of anticipated employee reductions at the Puna Operations due to the pit closure in 2017. As at December 31, 2017, all employee termination benefits were paid.

(3)	Our close down and restoration provision relates to the restoration and closure of our mining operations and exploration and evaluation assets (note 9).

The changes in the close down and restoration provision during the years ended December 31, 2017 and December 31, 2016 were as follows:

	December 31, 2017	December 31, 2016
	$	$
Balance, beginning of year	63,909	58,920
Provision from acquisition of Seabee Gold Operation (note 3)	—	5,464
Provision removed from sale of exploration and evaluation asset (note 8)	—	(257)
Settled during the year	(926)	(838)
Accretion expense	3,380	3,624
Foreign exchange gain (loss)	396	(163)
Revisions and new estimated cash flows	(8,429)	(2,841)
Balance, end of year	58,330	63,909

Less: current portion	(978)	(8,347)
Non-current close down and restoration provision	57,352	55,562

13.	PROVISIONS (Continued)

Following notice of our intent to exercise our option on the Chinchillas project (note 3), we re-assessed the estimated timing of reclamation cash flows for the Pirquitas property. The extension of the life of the Pirquitas plant has resulted in cash flows related to decommissioning the plant and reclamation of the mine site being extended out by approximately eight years. The impact was a reduction of our close down and restoration provision of $8,317,000, of which $8,458,000 recorded against the carrying value of the plant, and $141,000 was recognized as a benefit in the income statement as the associated mineral property asset had been fully depreciated.

Material provisions are calculated as the present value of estimated future net cash outflows based on the following key assumptions:

▪	Discount interest rates: Marigold mine 2.6% (2016 - 2.6%), Puna Operations 9.9% (2016 - 9.9%), Seabee Gold Operation 2.3% (2016 - 2.3%).

▪	Settlement of obligations expected to occur over the next 21 years at the Marigold mine, 16 years at the Puna Operations and 12 years at the Seabee Gold Operation.

▪	A 1% change in the discount rate would increase or decrease the provision on a consolidated basis by approximately $4,573,000, while holding other assumptions consistent.